EXHIBIT 10.45

AMENDMENT #2 TO THE
CLINICAL TRIAL AGREEMENT BETWEEN
VION PHARMACEUTICALS, INC. AND THE
DIVISION OF CANCER TREATMENT AND DIAGNOSIS, NCI
DATED JANUARY 8, 2008

The purpose of this Amendment #2, effective as of the last date signed below (“Effective Date”), is to change certain terms of the above referenced Clinical Trials Agreement (“CTA”). These changes are reflected below and except for these changes and those of any previous Amendments, all other provisions of the original CTA remain in full force and effect. Two originals of this Amendment #2 are provided for execution; one is to remain with the National Cancer Institute and one is to remain with Vion Pharmaceuticals, Inc.

1. The term of the CTA is extended for three (3) years such that the CTA will expire on January 9, 2011.

2. Article 3, “INDs” is hereby amended by adding the following paragraph to the end of Article 3:

CTEP/DCTD utilizes contract services for assistance in the distribution of IND amendments for DCTD-sponsored clinical trials. Collaborator will be responsible for the costs associated with the receipt of a copy of all IND amendments. Collaborator will be invoiced directly by the contractor for the costs associated with preparing, submitting, and distributing copies of IND amendments.

3. Article 6, “Drug Information and Supply” is hereby amended to add the following paragraph to the end of Article 6:

CTEP/DCTD utilizes contract services for assistance in the distribution of IBs for DCTD-sponsored clinical trials. Collaborator will be responsible for the costs associated with providing copies of the IBs to NCI registered investigators participating in clinical trials which are part of this CTA. Collaborator will be invoiced directly by the contractor for the costs associated with IB distribution.

SIGNATURES APPEAR ON THE NEXT PAGE

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ACCEPTED AND AGREED TO:

For the National Cancer Institute:

/s/ James Doroshow	December 14, 2007

James Doroshow, M.D.	Date
Director, Division of Cancer Treatment and Diagnosis

Address correspondence related to this Amendment to:
Sherry Ansher, Ph.D.
Cancer Therapy Evaluation Program
National Cancer Institute
6130 Executive Blvd., Suite 7111
Rockville, MD 20852

For Vion Pharmaceuticals, Inc.:

/s/ Ann Cahill	January 8, 2008

(name) Ann Cahill	Date
(title) VP, Clinical Development

Address correspondence related to this Amendment #2 to:

Address          Ann Cahill, VP, Clinical Development

Address          Vion Pharmaceuticals, Inc.

Address          Four Science Park

Address          New Haven, CT 06511

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